EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Statement of Additional Information dated January 1, 2009

The following is added to "Strategies and Risks":

Fixed-Income Securities. The Portfolio may invest in fixed-income securities of health sciences companies. Fixed-income securities include corporate bonds and preferred stocks. During an economic downturn, the ability of issuers to service their debt may be impaired. In the case of a default, the Portfolio may retain a defaulted security when the investment adviser deems it advisable to do so. In the case of a defaulted obligation, the Portfolio may incur additional expense seeking recovery of an investment that is in default. Issuers of fixed-income securities may reserve the right to call (redeem) the bond. If an issuer redeems securities during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While lower rated debt securities may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the securities (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

February 11, 2009